UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2018
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the amendments to the Company's Restated Certificate of Incorporation, the Board of Directors approved a conforming amendment to Article II, Section 11 of the Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of the Company was held on Wednesday, April 25, 2018. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Votes regarding the reelection of Jan Carlson, Dennis C. Cuneo, Michael S. Hanley, Roger A. Krone, John R. McKernan, Jr., Alexis P. Michas, Vicki L. Sato, Thomas T. Stallkamp and James R. Verrier to the board of directors:

	For	Against	Abstention	Broker Non-Votes
Carlson	160,968,575	16,538,134	4,595,440	11,833,620
Cuneo	180,504,320	1,162,111	435,718	11,833,620
Hanley	180,864,412	803,186	434,551	11,833,620
Krone	180,768,543	900,651	432,955	11,833,620
McKernan, Jr.	179,234,213	2,008,866	859,070	11,833,620
Michas	174,692,954	3,809,431	3,599,764	11,833,620
Sato	176,598,265	4,385,512	1,118,372	11,833,620
Stallkamp	173,301,308	6,685,293	2,115,548	11,833,620
Verrier	180,730,212	936,232	435,705	11,833,620

(b) Advisory approval of the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
170,588,792	10,811,992	701,365	11,833,620

(c) Votes regarding the selection of the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2018:

For	Against	Abstain
188,146,675	5,313,822	475,272

(d) Approval of the BorgWarner Inc. 2018 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
170,902,832	10,917,894	281,423	11,833,620

(e) Amendment of the Company's Restated Certificate of Incorporation to provide for removal of directors without cause:

For	Against	Abstain	Broker Non-Votes
181,367,535	483,666	250,948	11,833,620

(f) Amendment of the Company's Restated Certificate of Incorporation to act by written consent:

For	Against	Abstain	Broker Non-Votes
177,548,620	4,210,873	342,656	11,833,620

(g) Stockholder proposal to amend the Company's proxy access provision:

For	Against	Abstain	Broker Non-Votes
56,374,299	123,670,014	2,057,836	11,833,620

Item 7.01    Regulation FD Disclosure

On April 25, 2018, the Company's board of directors declared a quarterly cash dividend of $0.17 per share of common stock. The dividend is payable on June 15, 2018 to stockholders of record on June 1, 2018.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number	Description
3.1	Amendments to Restated Certificate of Incorporation
3.2	Amended Article II, Section 11 of the Amended and Restated By-laws
99.1	Press release dated April 26, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: April 26, 2018	By:	/s/ John J. Gasparovic
	Name:	John J. Gasparovic
	Its:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendments to Restated Certificate of Incorporation
3.2	Amended Article II, Section 11 of the Amended and Restated By-laws
99.1	Press release dated April 26, 2018